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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



      Date of Report (Date of earliest event reported) November 25, 1997




                          TRANSMONTAIGNE OIL COMPANY




                        Commission File Number 1-11763

             A Delaware Corporation    IRS Employer No. 06-1052062









                            370 Seventeenth Street
                                  Suite 2750
                               Denver, CO  80202
                        Telephone Number (303) 626-8200

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On November 25, 1997 the Registrant, through a wholly owned subsidiary, acquired the common stock of seventeen corporations, known as the "ITAPCO Terminal Corporations", from a common shareholder group and certain related property and property interests from Independent Terminal and Pipeline Company, a Texas joint venture, from certain individuals in the same group. The acquisition included seventeen bulk liquid storage and distribution terminals located in eight states having total tankage capacity in excess of 3.3 million barrels, handling primarily petroleum products and chemicals together with the related operations of the terminals; seven contracts for providing management consulting services to non-owned bulk liquid storage and distribution terminals, pipelines and related facilities for third parties; and certain other assets including rights, contracts, agreements, manuals, files, charts, receivables, leases, leasehold improvements, vehicles, furniture, fixtures, computers, software and other items directly related to the business and operations of the acquired terminals, contracts and assets. The purchase price of the common stock of the ITAPCO Terminal Corporations and all the related property and property interests acquired was $32,000,000 cash less assumption by the Registrant of an outstanding bank loan of $541,686 and accrued interest of $631. The purchase price was established in arms-length negotiation between the Registrant and the selling group. The purchase price was funded by an advance of $22,000,000 from the Registrant's credit facility at BankBoston and the balance from the Registrant's cash reserves. The Registrant intends to continue the prior use of the terminals and other assets acquired. The seventeen ITAPCO Terminal Corporations will be merged into a wholly owned subsidiary of the Registrant. The Offer to Purchase Stock and Certain Assets dated October 20, 1997 is included herein as Exhibit 2.1.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     a. As of the date of this Form 8-K, it is impractical for the Registrant to provide the financial statements for the ITAPCO Corporations, required pursuant to Article 3 of Regulation S-X. In accordance with
         Item 7.a. of Form 8-K, such financial statements will be filed by Amendment to this Form 8-K on or before February 6, 1998.

     b. As of the date of this Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required pursuant to
         Article 11 of Regulation S-X. In accordance with Item 7.b. of Form 8-K, such pro forma financial statements will be filed by Amendment to this Form 8-K on or before February 6, 1998.

     c.  Exhibits

         Exhibit No.    Description
         -----------    -----------

         2.1 Offer to Purchase Stock and Certain Assets of the ITAPCO Corporations as listed therein and the Independent Terminal and Pipeline Company as described therein dated October 20, 1997, together with Exhibits A-E.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    9  December 1997                 TRANSMONTAIGNE OIL COMPANY
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                                          By:  /s/ Richard E. Gathright
                                               ------------------------
                                               Richard E. Gathright
                                               President